                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

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          Date of Report (Date of earliest event reported): May 3, 2005

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                      001-15223                    76-0453392
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 (State or Other                 (Commission                (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
 Incorporation)

                87 Grandview Avenue, Waterbury, Connecticut 06708
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 596-2236

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPLE OFFICERS.

(b) On May 3, 2005, Mark S. Hoffman, a member of OptiCare Health Systems, Inc.'s
Board of Directors, notified OptiCare of his intention to resign from OptiCare's
Board of Directors. Mr. Hoffman's resignation will be effective on May 9, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OPTICARE HEALTH SYSTEMS, INC.
                                          (Registrant)

Date: May 9, 2005                         by: /s/ Christopher J. Walls
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                                          Name: Christopher J. Walls
                                          Title: Chief Executive Officer,
                                                 President and General Counsel